EXHIBIT 10.16(b)

                                 AMENDMENT NO. 1


                           DATED AS OF APRIL 18, 1997


                                     TO THE


                                CREDIT AGREEMENT


                             DATED AS OF MAY 5, 1994


                                     BETWEEN


                             ESKIMO PIE CORPORATION


                                       AND


                      FIRST UNION NATIONAL BANK OF VIRGINIA

                                TABLE OF CONTENTS


                                                                                          Page
                                                                                          -----


                              ARTICLE I DEFINITIONS
Section 1.01   Definitions.................................................................1

                              ARTICLE II AMENDMENTS
Section 2.01   Amendments to the 1994 Credit Agreement.....................................1

                                ARTICLE III FEES
Section 3.01   Amendment Fee...............................................................3

                            ARTICLE IV EFFECTIVENESS
Section 4.01   Effectiveness...............................................................3

                             ARTICLE V MISCELLANEOUS
Section 5.01   Integration; Confirmation...................................................4
Section 5.02   Expenses....................................................................4
Section 5.03   Counterparts................................................................4
Section 5.04   Successors and Assigns......................................................4
Section 5.05   Governing Law...............................................................4

                      AMENDMENT NO. 1 (THIS "AMENDMENT") DATED AS OF APRIL 18,
               1997 BETWEEN ESKIMO PIE CORPORATION, A VIRGINIA CORPORATION (THE "COMPANY"), AND FIRST UNION NATIONAL BANK OF VIRGINIA, A NATIONAL BANKING ASSOCIATION (THE "BANK").

               The Company and the Bank are parties to a Credit Agreement dated as of May 5, 1994 (the "1994 Credit Agreement"). The Company and the Bank propose to modify certain terms of the 1994 Credit Agreement to, among other things, amend certain financial covenants and the interest rate calculation provided for therein. Accordingly, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS


               SECTION 1.01 DEFINITIONS. Terms used but not otherwise defined herein which are defined in the 1994 Credit Agreement shall have for purposes hereof the respective meanings set forth therein.


                                   ARTICLE II
                                   AMENDMENTS


               SECTION 2.01 AMENDMENTS TO THE 1994 CREDIT AGREEMENT.

               (a) Section 1.1 of the 1994 Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

                      "Applicable Margin" means the respective rate per annum set forth under the caption "Applicable Margin" in the table below, which shall be based upon the Fixed Charge Coverage Ratio for the period ending on the most recent Determination Date as specified below:


                           Fixed Charge
                          Coverage Ratio              Applicable Margin
                  ------------------------------- --------------------------

                  Greater than 3.0/1.0                 50 basis points
                  ------------------------------- --------------------------

                  2.25/1.0 to 2.99/1.0                 75 basis points
                  ------------------------------- --------------------------

                  1.75/1.0 to 2.24/1.0                100 basis points
                  ------------------------------- --------------------------

                  less than 1.75/1.0                  125 basis points
                  ------------------------------- --------------------------

        The Applicable Margin shall be established at the end of (i) the twelve-month period ending on December 31, 1997 and, thereafter (ii) each fiscal quarter of the Company (each, a "Determination Date"). Any change in the Applicable Margin following each Determination Date shall be determined based upon the financial statements delivered to the Bank pursuant to Section 5.1 (a) or (b), as applicable, and shall be effective commencing on the date following the date such financial statements are received by the Bank (or, if earlier, the date such financial statements were required to be delivered to the Bank) and, in each case, until the date following the date on which new financial statements are delivered or are required to be delivered, whichever shall first occur; provided, however, that if the Company shall fail to deliver any such financial statements within the time period required by
        Section 5.1(a) or (b), as applicable, then the Applicable Margin shall be 125 basis points until the appropriate financial statements are so delivered. From the Effective Date to the first Determination Date, the Applicable Margin shall be 50 basis points.

                      "Consolidated EBITDA" means, for any period, the sum of the amounts for such period of (i) Consolidated EBIT plus, to the extent deducted in determining Consolidated Net Income for such period, (ii) depreciation expense and (iii) amortization expense.

                      "Consolidated Fixed Charges" means, for any period, the sum of (i) Consolidated Interest Expense for such period plus (ii) Current Maturities of Consolidated Funded Debt determined as of the last day of such period plus (iii) Dividends for such period.

                      "Current Maturities of Consolidated Funded Debt" means at any date the aggregate amount of principal payments (including, without limitation, the portion of any obligation under Capital Leases allocable to amortization in accordance with GAAP) in respect of Consolidated Funded Debt which are current liabilities as of such date.

                      "Dividends" means for any period the aggregate amount of all dividends (other than dividends payable solely in capital stock of the Company), returns of capital to the stockholders of the Company or other distributions, payments or delivery of property or cash, or authorization to make any such distribution, payment or delivery to the stockholders of the Company, as such, or redemption, retirement, purchase or other acquisition, directly or indirectly, for a consideration, of any shares of any class of capital stock of the Company now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside of any funds for any of the foregoing purposes.

                      "Fixed Charge Coverage Ratio" means, for any period, the ratio of (i) Consolidated EBITDA to (ii) Consolidated Fixed Charges for such period.

               (b) Section 2.5(a) of the 1994 Credit Agreement is hereby amended by deleting the first sentence thereof and inserting in its place the following:

                      Unless otherwise required hereunder, each Loan shall bear
               on interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of (i) the applicable London Interbank Offered Rate plus
               (ii) the Applicable Margin for such day.

               (c) Section 6.1 of the Credit Agreement is hereby amended by deleting the amount "$18,622,000" and inserting in its place the amount "$20,000,000" and by deleting the date "December 31, 1994" and inserting in its place the date "December 31, 1996".

               (d) Section 6.3 of the 1994 Credit Agreement is hereby amended to read in full as follows:

                      SECTION 6.3 FIXED CHARGE COVERAGE RATIO. The Fixed Charge Coverage Ratio for (i) the six-month period ending June 30, 1997, (ii) the twelve-month period ending December 31, 1997 and (iii) any period of four consecutive fiscal quarters thereafter of the Borrower (taken as a single accounting period), will not be less than 1.5 to 1.0.


                                   ARTICLE III
                                      FEES


               SECTION 3.01 AMENDMENT FEE. The Company shall pay to the Bank an amendment fee (the "Amendment Fee") in an amount equal to $15,000. Such Amendment Fee shall be due and payable on the Effective Date set forth in
Section 4.01 below.


                                   ARTICLE IV
                                  EFFECTIVENESS


               SECTION 4.01 EFFECTIVENESS. This Amendment shall become effective on the date (the "Effective Date") when the Bank shall have received counterparts of this Amendment duly executed by itself and the Company. On the Effective Date, the 1994 Credit Agreement will be automatically amended as set forth herein.

                                    ARTICLE V
                                  MISCELLANEOUS


               SECTION 5.01 INTEGRATION; CONFIRMATION. On and after the Effective Date, each reference in the 1994 Credit Agreement to "this Credit Agreement", "this Agreement", "herein", "hereunder" or words of similar import, and each reference to any other document delivered in connection with the "1994 Credit Agreement" shall be deemed to be of reference to the 1994 Credit Agreement as amended by this Amendment; all other terms and provisions of the 1994 Credit Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

               SECTION 5.02 EXPENSES. The Company shall reimburse the Bank for any and all out-of-pocket expenses and charges paid or incurred by the Bank in connection with the negotiation, preparation, execution and delivery (including reasonable attorney's fees and disbursements of the Bank's special counsel) of this Amendment.

               SECTION 5.03 COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, all of which taken together shall constitute a single integrated agreement with the same effect as if the signatures thereto and hereto were upon the same instrument. Complete sets of counterparts shall be lodged with the Company and the Bank.

               SECTION 5.04 SUCCESSORS AND ASSIGNS. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns.

               SECTION 5.05 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        ESKIMO PIE CORPORATION


                                        By: /s/ Thomas M. Mishoe, Jr.
                                            --------------------------------
                                             Name: Thomas M. Mishoe, Jr.
                                             Title: CFO, Treasurer and Secretary

                                        901 Moorefield Park Drive
                                        Richmond, Virginia 23236
                                        Telecopier No.: 804-323-3740
                                        with a copy to:

                                        Jean Penick Watkins, Esquire
                                        Mays & Valentine
                                        NationsBank Plaza
                                        12th and Main Streets
                                        Richmond, Virginia 23219
                                        Telecopier No.: (804) 697-1339


                                        FIRST UNION NATIONAL BANK OF VIRGINIA


                                        By: /s/ David E. Brawley
                                            --------------------------------
                                             Name: David E. Brawley
                                             Title:  Assistant Vice President


                                        One James Center
                                        901 East Cary Street, 2nd Floor
                                        Richmond, Virginia 23219
                                        Attn: David E. Brawley
                                        Telecopier No.: (804) 788-9673
                                        with a copy to:

                                        Brian D. Murphy, Esq.
                                        McGuire, Woods, Battle & Boothe, L.L.P.
                                        One James Center
                                        901 East Cary Street
                                        Richmond, Virginia  23219
                                        Telecopier No.:  (804) 698-2127